UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2019

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2019, Tyson Foods, Inc. (the “Company”) completed its previously announced public offerings and sale of $800,000,000 aggregate principal amount of its 4.000% Senior Notes due 2026 (the “2026 Notes”), $1,000,000,000 aggregate principal amount of its 4.350% Senior Notes due 2029 (the “2029 Notes”) and $1,000,000,000 aggregate principal amount of its 5.100% Senior Notes due 2048 (the “2048 Notes” and, together with the 2026 Notes and the 2029 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated February 13, 2019, among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and RBC Capital Markets, LLC for themselves and as representatives of the several underwriters named therein.

The 2048 Notes are the same series as the $500,000,000 5.100% Senior Notes due 2048 (the “Existing 2048 Notes”) that the Company issued on September 28, 2018. The 2048 Notes have the same terms (except for the initial price to public and the issue date) as the Existing 2048 Notes. The 2048 Notes were consolidated with, have the same CUSIP number as, and form part of a single issue with the Existing 2048 Notes. Immediately after giving effect to the issuance of the 2048 Notes offered hereby, the Company had $1,500,000,000 aggregate principal amount of 5.100% Senior Notes due 2048 outstanding.

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-217775), including a prospectus supplement dated February 13, 2019 (the “Prospectus Supplement”) to the prospectus contained therein dated May 8, 2017, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Company issued the Notes under an indenture dated as of June 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.)), as trustee, as amended and supplemented by a supplemental indenture dated as of February 19, 2019 for each of the 2026 Notes and 2029 Notes, and a supplemental indenture dated as of September 28, 2018 for the 2048 Notes (each, a “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The Base Indenture and each Supplemental Indenture (including the forms of each series of Notes) are filed as Exhibits 4.1 through 4.7 to this report and are incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description thereof.

The 2026 Notes will bear interest at a fixed rate per annum equal to 4.000%, the 2029 Notes will bear interest at a fixed rate per annum equal to 4.350% and the 2048 Notes will bear interest at a fixed rate per annum equal to 5.100%.

Interest on the 2026 Notes and 2029 Notes is payable semiannually in arrears on March 1 and September 1 of each year, commencing on September 1, 2019, and interest on the 2048 Notes is payable semiannually in arrears on March 28 and September 28 of each year, commencing on March 28, 2019. In each case, interest is payable to the persons in whose names such Notes are registered at the close of business on the 14th calendar day immediately preceding the applicable interest payment date (whether or not a business day). Interest that the Company pays on the maturity date will be paid to the person to whom the principal will be payable.

The amount of interest payable on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

The 2026 Notes and the 2029 Notes will mature on March 1, 2026 and March 1, 2029, respectively. The 2048 Notes will mature on September 28, 2048.

The Notes are the general senior unsecured obligations of the Company and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness from time to time outstanding, including all other senior Notes issued under the Indenture.

The Company may redeem the 2026 Notes, 2029 Notes or 2048 Notes, in whole or in part, at any time prior to January 1, 2026, December 1, 2028 or March 28, 2048, respectively (“Par Call Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the date of redemption; and (ii) the sum of the remaining scheduled payments of principal of and interest on such Notes being redeemed (not including any portion of the payments of interest accrued as of the date of redemption), from the redemption date to the Par Call Date, discounted to its present value as of the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate (as defined in the Supplemental Indenture), as determined by the Quotation Agent (as defined in the Supplemental Indenture), plus 25 basis points for the 2026 Notes, 25 basis points for the 2029 Notes and 30 basis points for the 2048 Notes, plus, accrued and unpaid interest on the principal amount of such Notes being redeemed to the date of redemption.

At any time on or after the Par Call Date for the 2026 Notes, the 2029 Notes or the 2048 Notes but prior to the maturity date of the relevant series of Notes, the Company may redeem such Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest thereon to the date of redemption

The Company intends to use the net proceeds from this offering (i) to repay amounts outstanding under the Company’s 364-day term loan agreement, dated as of November 29, 2018, with the lenders party thereto and Morgan Stanley Senior Funding, Inc. as administrative agent, and commercial paper obligations and (ii) to fund all or a portion of the purchase price for the acquisition of the Thai and European operations of BRF S.A. for $340 million in cash. The Company may, however, use a portion of the proceeds to pay down certain other outstanding debt and/or for general corporate purposes.

If the Company experiences a Change of Control Triggering Event (as defined in the relevant Supplemental Indenture) with respect to a series of Notes, each holder of Notes of such series may require the Company to purchase such holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur secured debt, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture contains customary terms, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

The foregoing description of the Underwriting Agreement, the Indenture and the related instruments and transactions associated therewith does not purport to complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which is attached hereto as an Exhibit.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s current expectations. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including, without limitation, prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01. Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) each Supplemental Indenture, (iv) the form of note for each series of Notes and (v) the opinion of Davis Polk & Wardwell LLP and related consent.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 13, 2019

4.1	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.2	Supplemental Indenture, dated February 19, 2019, for the 2026 Notes

4.3	Form of 2026 Note (included in Exhibit 4.2)

4.4	Supplemental Indenture, dated February 19, 2019, for the 2029 Notes

4.5	Form of 2029 Note (included in Exhibit 4.4)

4.6

Supplemental Indenture, dated September 28, 2018, for the 2048 Notes (incorporated herein by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed September 28, 2018 (Commission File No. 001-14704))

4.7	Form of 2048 Note (included in Exhibit 4.6)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 19, 2019	By:	/s/ Stewart F. Glendinning
	Name:	Stewart F. Glendinning
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 13, 2019

4.1	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.2	Supplemental Indenture, dated February 19, 2019, for the 2026 Notes

4.3	Form of 2026 Note (included in Exhibit 4.2)

4.4	Supplemental Indenture, dated February 19, 2019, for the 2029 Notes

4.5	Form of 2029 Note (included in Exhibit 4.4)

4.6	Supplemental Indenture, dated September 28, 2018, for the 2048 Notes (incorporated herein by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed September 28, 2018 (Commission File No. 001-14704))

4.7	Form of 2048 Note (included in Exhibit 4.6)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)